Exhibit 99.0


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Thistle Group Holdings, Co. (the "Company") on Form 10-Q for the quarter ended March 31, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, John F. McGill, Jr., Chief Executive Officer, and Pamela M. Cyr, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2003, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ John F. McGill, Jr.                              /s/ Pamela M. Cyr
---------------------------                          ---------------------------
John F. McGill, Jr.                                  Pamela M. Cyr
Chief Executive Officer                              Chief Financial Officer



May 14, 2003